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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 19, 2004
ESCHELON TELECOM, INC. (Exact name of registrant as specified in its charter)
DELAWARE		41-1843131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
730 Second Avenue Minneapolis, MN	55402

(Address of principal executive offices)	(Zip Code)
(Registrant's telephone number, including area code)	(612) 376-4400
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Exhibits	99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
	99.2	Consolidated Financial Statements of Advanced TelCom, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2004	Eschelon Telecom, Inc.
/s/ Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
99.2	Consolidated Financial Statements of Advanced TelCom, Inc.

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SIGNATURE
INDEX TO EXHIBITS